CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents

	As of December 31,
US$ MILLIONS	2023	2022
Cash	$111	$4
Cash equivalents(1)	428	441
Total cash and cash equivalents	$539	$445

(1)Short-term, highly liquid investments with maturities of less than 90 days at acquisition that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.